SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      September 15, 1999


                                 Teletrac, Inc.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                   333-35021                        48-172403
(State or Other Jurisdiction    (Commission                  (I.R.S. Employer
of Incorporation)               File Number)                Identification No.)




3220 Executive Ridge, Suite 100
Vista, California 92083                                          92008
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code  (760) 597-0510




          (Former Name or Former Address, if Changed Since Last Report)



ITEM 3.  BANKRUPTCY OR RECEIVERSHIP


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          On June 9, 1999 Teletrac, Inc. (the "Company") a wholly-owned subsidiary of Teletrac Holdings, Inc. ("Holdings") filed a voluntary petition (the "Petition") commencing a case under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") which was assigned to the Honorable Mary F. Walrath, United States Bankruptcy Judge, entitled In re: Teletrac, Inc., Case No. 99-2250 (MFW).

          On September 15, 1999, the Bankruptcy Court entered an order confirming the Company's Second Amended Plan of Reorganization, dated August 4, 1999 (the "Plan"). The confirmation order is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference. The effective date of the Plan was September 29, 1999 (the "Effective Date"). The Plan is filed hereto as Exhibit
2.1 to this Form 8-K and is incorporated herein by reference.

          Under the Plan, holders of the Company's 14% Senior Note due 2007 (the "Old Notes"), received their ratable portion of the collateral held in the Old Notes collateral account (as the proceeds thereof) and, at its election, its ratable portion of (i) newly issued common stock par value $0.01 per share of the Company ("New Common Stock"), (ii) $15 million principal amount of 9% Notes due 2004 ("New Notes") and (iii) Class B Common Stock Purchase Warrants, which entitle the holder thereof to purchase one share of New Common Stock of the Company at a price of $7.40 per share ("Class B Warrants"). In addition, the holders of the Old Notes will also have the right to purchase newly issued 10% Senior Secured Notes in the aggregate principal amount of $3 million due 2000 (the "Senior Secured Notes") and Class A Common Stock Warrants, which entitles the holder thereof to purchase one share of New Common Stock of the Company at a price of $0.05 per share ("Class A Warrants").

          As of September 29, 1999, all equity interests in the Company and Holdings shall be cancelled, and certain holders of equity of Holdings will receive, from a portion of the distributions payable to holders of old 14% Notes of Teletrac, Inc., a portion of the New Common Stock, New Notes and Class B Warrants and rights to purchase Senior Secured Notes and Class A Warrants pursuant to the Plan.

          Certain Holders of Category A Convenience Claims (as such term's is defined in the Plan) will receive cash distribution as set forth in the Plan and may elect to receive a ratable portion of New Common Stock, New Notes, Class B Warrants and the right to purchase Senior Secured Notes and Class A Warrants, in lieu of the cash distribution.

          Certain holders of Category B Convenience Claims (as such term is defined in the Plan) will receive cash distribution as set forth in the Plan.

          Under the Plan, the reorganized company will have 20,000,000 shares of New Common Stock authorized of which 10,000,000 are to be issued and outstanding. Information regarding the assets and liabilities of the Company as of the most recent practicable date is incorporated herein by reference to the company's Quarterly Report or Form 10-Q for the period ended June 30, 1999.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

          The following exhibits are filed as part of this Current Report on Form 8-K:

2.1 Order Confirming Company's Second Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated September 15, 1999.

2.2 The Company's Second Amended Plan of Reorganization, dated as of August 4, 1999.

3.1 Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State of Delaware on September 29, 1999.

3.2 By-laws of the Company duly adopted by the Board of Directors on September 29, 1999.

4.1 Form of Indenture between the Company and HSBC Bank USA with respect to the 9% Notes due 2004 (the "Indenture") (exhibit 2 to the Plan).

4.2  Form of 9% Note Due 2004 (exhibit A to the Indenture).

4.3  Form of Deferred Interest Note (exhibit B to the Indenture).

4.4 Form of Senior Secured Note and Class A Warrant Purchase Agreement among the Company and the several Purchasers named in Schedule I thereto (the "Security Purchase Agreement") (exhibit 3 to the Plan).

4.5 Form of 10% Senior Secured Note due 2000 (exhibit B to Securities Purchase Agreement).

4.6 Form of Class A Stock Purchase Warrant (exhibit C to Securities Purchase Agreement).

4.7 Form of Security Agreement between the Company and the several Purchases on the signature pages thereto ("Security Agreement") (exhibit D to the Securities Purchase Agreement).

4.8 Company Subscription Documents (exhibit E to the Securities Purchase Agreement).

4.9 Form of Pledge Agreement between the Company, the Collateral Agent and the Purchasers listed on the Signature pages thereto (exhibit to the Securities Purchase Agreement).


4.10 Form of Class B Stock Purchase Warrant (exhibit 4 to the Plan).

4.11 The Company and its Subsidiaries 1999 Stock Purchase Plan (exhibit 5 to the
     Plan).

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TELETRAC, INC.


                                          By:   /s/ Steven Scheiwe
                                          Name:     Steven Scheiwe
                                          Title:    General Counsel


Date: September 30, 1999


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                                  EXHIBIT INDEX

Exhibit                                                                    Page
No.               Description                                               No.

2.1 Order Confirming Company's Second Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated September 15, 1999.

2.2 The Company's Second Amended Plan of Reorganization, dated as of August 4, 1999.

3.1 Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State of Delaware on September 29, 1999.

3.2 By-laws of the Company duly adopted by the Board of Directors on September 29, 1999.

4.1 Form of Indenture between the Company and HSBC Bank USA with respect to the 9% Notes due 2004 (the "Indenture") (exhibit 2 to the Plan).

4.2               Form of 9% Note Due 2004 (exhibit A to the Indenture).

4.3               Form of Deferred Interest Note (exhibit B to the Indenture).

4.4 Form of Senior Secured Note and Class A Warrant Purchase Agreement among the Company and the several Purchasers named in Schedule I thereto (the "Security Purchase Agreement") (exhibit 3 to the Plan).

4.5 Form of 10% Senior Secured Note due 2000 (exhibit B to Securities Purchase Agreement).

4.6 Form of Class A Stock Purchase Warrant (exhibit C to Securities Purchase Agreement).

4.7 Form of Security Agreement between the Company and the several Purchases on the signature pages thereto ("Security Agreement") (exhibit D to the Securities Purchase Agreement).

4.8 Company Subscription Documents (exhibit E to the Securities Purchase Agreement).



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4.9               Form of Pledge Agreement between the Company, the Collateral
                  Agent and the Purchasers listed on the Signature pages thereto (exhibit to the Securities Purchase Agreement).


4.10              Form of Class B Stock Purchase Warrant(exhibit 4 to the Plan).

4.11 The Company and its Subsidiaries 1999 Stock Purchase Plan (exhibit 5 to the Plan).